SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2003

IMAGEWARE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California	001-15757	33-0224167
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

10883 Thornmint Road

San Diego, CA  92127

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 673-8600

Item 5.    Other Events and Required FD Disclosure.

On November 14, 2003, we issued a press release and sent a letter to our shareholders in connection with a proposed private placement of certain of our securities. The press release and letter to shareholders are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1         Press Release, dated November 14, 2003.

99.2         Letter to the Shareholders of ImageWare Systems, Inc., sent November 14, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IMAGEWARE SYSTEMS, INC.

Dated: November 17, 2003	By:	/s/ Wayne G. Wetherell
Wayne G. Wetherell
Chief Financial Officer

INDEX TO EXHIBITS

99.1	Press Release, dated November 14, 2003.
99.2	Letter to the Shareholders of ImageWare Systems, Inc., sent November 14, 2003.